CONFIDENTIAL March 4, 2010 Kraton Performance Polymers, Inc. 2009 Year-End Conference Call Exhibit 99.2

CONFIDENTIAL

Disclaimers
Forward-Looking Statements
This presentation may include “forward-looking statements” that reflect our plans, beliefs, expectations and current views with respect to, among other things, future events and financial performance.  Forward-looking statements are often characterized by the use of words such as “believes,” “estimates,” “expects,” “projects,” “may,” “intends,” “plans” or
“anticipates,” or by discussions of strategy, plans or intentions. All forward-looking statements in this presentation are made based on management's current expectations and estimates, which involve risks, uncertainties and other factors that could cause actual results to differ materially from those expressed in forward-looking statements. Readers are cautioned not to place undue reliance on forward-looking statements. We assume no obligation to update such information. Further information concerning issues that could materially affect financial performance related to forward looking statements can be found in our periodic filings with the Securities and Exchange Commission.
GAAP Disclaimer
This presentation includes the use of both GAAP (generally accepted accounting principles)
and non-GAAP financial measures. The non-GAAP financial measures are EBITDA and
Adjusted EBITDA. The most directly comparable GAAP financial measure is net income/loss. A reconciliation of the non-GAAP financial measures used in this presentation to the most directly comparable GAAP measure is included herein. We consider EBITDA and Adjusted EBITDA important supplemental measures of our performance and believe they are frequently used by investors and other interested parties in the evaluation of companies in our industry. EBITDA and Adjusted EBITDA have limitations as analytical tools and should not be considered in isolation or as a substitute for analysis of our results under
GAAP in the United States.

CONFIDENTIAL
2009 Highlights
Volumes recovering – growth in Q4 2009
Expanded margins year-on-year
Established sales and production records for IR Latex
IPO of Kraton Performance Polymers, Inc. (NYSE:KRA); raising $138 million in net proceeds
Reduced debt by $190 million
Upsized and extended revolving credit facility to 2013
Completed SAP/ERP global migration
Opened new Innovation Center in Houston
Reorganized commercial team centering around innovation-led market development priorities
Achieved cost reductions of $17 million; $7 million above our target
Shut down Pernis, The Netherlands IR plant saving $12 million beginning in 2010

Weathered economic downturn creating significant operating leverage!

CONFIDENTIAL
$(10)
$13
$53
$35
Q1 09 Q2 09 Q3 09 Q4 09
2009 Financial Highlights
$178
$234
$270
$238
Q1 09 Q2 09 Q3 09 Q4 09
Adhesives, Sealants & Coatings,
Advanced Materials and Emerging
Businesses each posted revenue growth
in Q4 2009 versus Q4 2008
Sales Revenue (1)
(US $ in Millions)
(1) Excludes by-product revenue
(2) Adjusted EBITDA is GAAP EBITDA excluding sponsor fees, restructuring and related charges, non-cash expenses, and the gain on extinguishment of debt
Q3 momentum continued into Q4
Q4 volume of 61kt up 16% versus
Q4 2008
2009 volume of 260 kilotons versus
313 kilotons in 2008
Volume (kt)
47
71
81
61
61%
76%
90%
Q1 09 Q2 09 Q3 09 Q4 09
116%
% of 2008
Q4 2009 adjusted EBITDA was up 21%
compared to $29 million in Q4 2008
Adjusted EBITDA margin percentage
yields 170 basis point improvement
versus Q4 2008
Adjusted
EBITDA (2)
(US $ in Millions)

CONFIDENTIAL
End Use
Review

Advanced Materials
Steady volume recovery in second half of year
Demand from consumer electronics and
personal care customers especially
encouraging
Renewed customer enthusiasm for innovation
products also picking up in fourth quarter
PVC replacement trend favorable
FY 2009 vs. FY 2008
Q4 2009 vs. Q4 2008
(21)%
19%
Paving and Roofing
Paving customers tentative due to uncertainty
around funding of government stimulus
program
Orders in early 2010 provide for some
optimism but much uncertainty remains
regarding demand
Budget “stimulus” vs. Budget “replenishment” a
constant tension
FY 2009 vs. FY
2008
Q4 2009 vs. Q4 2008
(34)%
(27)%
Adhesives,
Sealants and
Coatings
Demand improvement later in year in non-
woven adhesive applications, and in
commercial and specialty tapes
Traditional fourth quarter destocking did not
materialize
(20)%
12%
FY 2009 vs. FY 2008
Q4 2009 vs. Q4
2008

$15
$22
$23
$35
$61
2005
2006
2007
2008
2009

6%
11%
13%
14%
12%
20%
2005
2006
2007
2008
2009
2011

CONFIDENTIAL
Innovation-led Top Line Growth
Case Study:  IR Latex Revenue Growth Key Attributes
Tremendous growth
Rapidly capture share from $2.2 billion natural
rubber latex industry
Margins well in excess of rest of business
Kraton maintains 86% market share
Challenging process technology to replicate
for competitors and new entrants
IPO proceeds will help fund IR Latex
capacity expansion
(US$ in millions)
20/20 Vision by 2011
20% of revenue from innovation
20% contribution margin premium

CONFIDENTIAL
Productivity Enhancements
Executed $53 million capital plan flawlessly
Global ERP project completed with seamless conversion from a customer perspective
Completed Phase I of the Belpre control and system upgrade project
Exceeded $10 million cost out target by $7 million
Completed Pernis IR shut-down
Will yield $12 million in savings in 2010
Cash cost to achieve of $10 million accrued in Q3 2009, of which $8 million will be spent in Q1 2010

CONFIDENTIAL
2009 Financial Overview
(1) Adjusted EBITDA is GAAP EBITDA excluding sponsor fees, restructuring and related charges, non-cash expenses, and the gain on extinguishment of debt
US $ in Millions

2009 2008 2009 2008
Sales Volume (kt) 61 53 260 313
Total Operating Revenues 250,708 $          231,636 $          968,004 $          1,226,033 $
Cost of Goods Sold 189,840 182,665 792,472 971,283
Gross Profit 60,868 $            48,971 $            175,532 $          254,750 $
Operating expenses
Research and development 6,098 $              5,920 $              21,212 $            27,049 $
Selling, general and administrative 22,919 27,853 79,504 101,431
Depreciation and amortization of identifiable intangibles 25,168 12,282 66,751 53,162
Gain on Extinguishment of Debt - - 23,831 -
Equity in Earnings of Unconsolidated Joint Venture 98 123 403 437
Interest Expense, net 9,179 8,999 33,956 36,695
Income (Loss) Before Income Taxes (2,398) (5,960) (1,657) 36,850
Income Tax Expense (882) 1,035 (1,367) 8,431
Net Income (Loss) (1,516) $             (6,995) $             (290) $                 28,419 $
Earnings (Loss) per common share - Diluted (0.07) $               (0.36) $               (0.01) $               1.46 $
Adjusted EBITDA
(1)
35,043 $            28,551 $            91,359 $            152,048 $
Fourth Quarter Full Year

$41
$(41)
$15
$4
$232
$251
Q4 2008
Volume
Price
FX
By-Product
Q4 2009

$1,226
$(169)
$(59)
$(23)
$(7)
$968
2008
Volume
Price
FX
By-Product
2009

CONFIDENTIAL Operating Revenue Walk Q4 2008 vs. Q4 2009 FY 2008 vs. 2009 US $ in millions 9

$22
$(16)
$(4)
$3
$1
$29
$35
Q4 2008
Volume
Price, net of costs
T/A
R&D/SG&A
FX/Other
Q4 2009

$152
$(41)
$(22)
$(12)
$16
$(2)
$91
2008
Volume
Price, net of costs
T/A
R&D/SG&A
FX/Other
2009

CONFIDENTIAL
Adjusted EBITDA
(1)
Walk
Q4 2008 vs. Q4 2009
Full Year 2008 vs. 2009
US $ in millions
(1) Adjusted EBITDA is GAAP EBITDA excluding sponsor fees, restructuring and related charges, non-cash expenses, and the gain on extinguishment of debt

CONFIDENTIAL
Indebtedness and Liquidity
Gross
Debt Cash
Net
Debt
December 31, 2008 $   575 $   101 $   474
Bond buyback program (37) (13) (24)
Proceeds from IPO
(1)
(100) 27 (127)
Debt services, net (53) (46) (7)
December 31, 2009 $   385 $     69 $   316
Working capital produced $30 million cash flow
Total liquidity
(2)
increased from $127 million to $149 million
Revolver amended to increased availability from $75.5 million to $80.0 million and extended maturity to May 2013
(1) Proceeds from IPO excludes underwriters’ over-allotment option exercised in January 2010 yielding additional cash proceeds of $11 million
(2) Total liquidity is cash on hand plus undrawn revolver availability

US $ in Millions

CONFIDENTIAL
Outlook 2010
Capital spending $50 to $55 million
Cash interest $20 to $22 million
Cash pension contributions $4 to $5 million
Cash restructuring $10 million
Book tax rate 20% to 25%
Cash tax rate 15% to 20%

CONFIDENTIAL
Kraton 2010 Business Priorities
Innovation-led Top-line
Growth
Vision 20/20
Vitality index at or above 14%
Demonstrate clear traction on step-out innovation projects
Capital Investment
Flawlessly execute $55 million investment plan
PIR conversion to Belpre
Paulinia IRL to 2,200 tons
DCS Phase II Belpre
Plan for semi works to increase innovation productivity
Earnings Growth
Return business to full year sustainable growth
Leverage “smart” pricing to maintain target margins
Continue focus on developing economies
Capture stimulus spending opportunities
Critical Capabilities
Leverage enhanced market development capabilities
Implement new sales and marketing incentive plan
Utilize SAP full functionality
Investor Relations

CONFIDENTIAL March 4, 2010 Appendix

CONFIDENTIAL
Reconciliation of Net Income/(Loss) to EBITDA and
Adjusted EBITDA
(1) The EBITDA measure is used by management to evaluate operating performance. Management believes that EBITDA is useful to investors because it is frequently used by investors and other interested parties in the evaluation of companies in our industry.
EBITDA is not a recognized term under GAAP and does not purport to be an alternative to net income (loss) as an indicator of operating performance or to cash flows from operating activities as a measure of liquidity. Since not all companies use identical calculations, this presentation of EBITDA may not be comparable to other similarly titled measures of other companies. Additionally,
EBITDA is not intended to be a measure of free cash flow for management's discretionary use, as it does not consider certain cash requirements such as interest payments, tax payments and debt service requirements.
(2) Adjusted EBITDA is EBITDA excluding sponsor fees, restructuring and related charges, non-cash expenses, and the gain on extinguishment of debt.

3 months Ended 3 months Ended 12 months Ended 12 months Ended
12/31/2009 12/31/2008 12/31/2009 12/31/2008
Net Income (Loss) (1,516) $              (6,995) $              (290) $                  28,419 $
Plus
    Interest Expense, net 9,179                  8,999                  33,956                  36,695
    Income tax expense (882)                   1,035                  (1,367)                  8,431
    Depreciation and amortization expenses 25,168                12,282                66,751                  53,162
EBITDA
(1)
31,949 $             15,321 $             99,050 $               126,707 $
EBITDA
(1)
31,949 $             15,321 $             99,050 $               126,707 $
Add(deduct):
    Sponsor fees and expenses 500                     500                     2,000                   2,000
    Restructuring and related charges 2,144                  4,189                  9,677                   13,671
    Other non-cash expenses 450                     8,541                  4,463                   9,670
    Gain on extinguishment of debt -                      -                      (23,831)                 -
Adjusted EBITDA
(2)
35,043 $             28,551 $             91,359 $               152,048 $
Restructuring and related detail:
Cost of goods sold 440                     355                     6,747                   355
Research and development -                      129                     -                        2,430
Selling, general and administrative 1,704                  3,705                  2,930                   10,886
Total restructuring and related charges 2,144 $               4,189 $               9,677 $                 13,671 $

CONFIDENTIAL March 4, 2010 Kraton Performance Polymers, Inc. 2009 Year-End Conference Call